                                                                    Exhibit 10.1

                                  [Maxim Logo]

                           PLACEMENT AGENCY AGREEMENT


May 20, 2004

ADM Tronics Unlimited, Inc.
AA Northvale Medical Associates, Inc.
224-S Pegasus Avenue
Northvale, New Jersey 07647

Ladies and Gentlemen:

      This Placement Agency Agreement (the "AGREEMENT") confirms the retention of Maxim Group LLC ("MAXIM") by ADM Tronics Unlimited, Inc., a Delaware corporation ("ADM") and AA Northvale Medical Associates, Inc., a New Jersey corporation and a majority-owned subsidiary of ADM ("AAN" and, collectively, with ADM, the "COMPANY"), to provide, on an exclusive basis, certain investment banking services in connection with a "best efforts" private placement of Units (as defined below) consisting of securities of each of ADM and AAN (the "PRIVATE PLACEMENT"). Each Unit ("UNIT") shall consist of: (i) one (1) $100,000 Joint Unsecured 6% Convertible Note (the "CONVERTIBLE NOTES"); (ii) one (1) Class A Common Stock Purchase Warrant of ADM (collectively, the "ADM WARRANTS"), and
(iii) one (1) Class A Common Stock Purchase Warrant of AAN (collectively, the "AAN WARRANTS"). The Convertible Notes, the ADM Warrants and the AAN Warrants are sometimes referred to herein as the "PRIVATE PLACEMENT SECURITIES" or the "SECURITIES." The investors introduced by Maxim to the Company in connection with the financing contemplated hereunder are referred to herein each as an "INVESTOR" and collectively as the "INVESTORS."

      Following the assumed consummation of the Private Placement, the Company shall retain Maxim on an exclusive basis in connection with a "best efforts" private placement of shares of common stock, no par value per share, of AAN (the "AAN COMMON STOCK") or shares of common stock, $0.0005 par value per share, of ADM (the "ADM Common Stock") (the "SECOND FINANCING"), subject to certain conditions. Additionally, the Company shall retain Maxim to act as its exclusive advisor in connection with the Spin Off, as defined below, of the AAN Common Stock and in connection with the public registration of the shares of AAN Common Stock or ADM Common Stock, as the case may be, underlying the securities included in the Units sold in the Private Placement, as well as any shares of AAN Common Stock that may be sold in the Second Financing (the "RESALE REGISTRATION"), in each case on terms to be agreed upon by the parties hereto.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                    Page 2 of 27


1.    ENGAGEMENT

      The Company hereby confirms its engagement of Maxim, for the period beginning on May 20, 2004 and ending on December 31, 2004 (the "ENGAGEMENT PERIOD"), to act as the Company's exclusive financial advisor, lead placement agent and/or underwriter and investment banker in connection with the Private Placement, the Resale Registration (the "FINANCINGS") or any other financing, as the case may be. In order to coordinate efforts most effectively, during the Engagement Period, the Company shall inform Maxim of any discussions with third parties relating to any financing, capital raising or other material transaction of any nature involving the Company and/or its subsidiaries (a "TRANSACTION") and shall promptly advise Maxim if it receives an inquiry concerning a Transaction. During the Engagement Period, the Company will refrain from directly or indirectly approaching, soliciting, or otherwise communicating with any third party on topics relating to a Transaction without the prior written consent of Maxim. Furthermore, the Company agrees that any information or advice rendered by Maxim or its representatives in connection with its engagement hereunder is solely for the Company's confidential use in connection with the Financings or any Transaction. Except as otherwise required by law, the Company will not, and will not permit any third party to, use, disclose or otherwise refer to such advice or information without Maxim's prior written consent.

2.    DESCRIPTION OF THE TRANASACTIONS

      (a) Private Placement. The Private Placement shall be a "best efforts" placement consisting of a minimum of twenty (20) Units at an offering price of $100,000 per Unit, or Two Million Dollars ($2,000,000) (the "PRIVATE PLACEMENT MINIMUM AMOUNT") and up to a maximum of thirty-five (35) Units at an offering price of $100,000 per Unit, or Three Million Five Hundred Thousand Dollars ($3,500,000) (the "PRIVATE PLACEMENT MAXIMUM AMOUNT"). The Company and Maxim may mutually agree to exercise an over-allotment option to sell up to an additional ten (10) Units above the Private Placement Maximum Amount. The Convertible Notes, the ADM Warrants and the AAN Warrants, or the other agreements or instruments entered into in connection with the Private Placement shall have such other features as are agreed to by the Company and Maxim and memorialized in the Private Placement Memorandum (as defined below) including, without limitation, the registration rights described in Section 2(c) below as well as those described in the subscription documents attached as exhibits to the Private Placement Memorandum, as defined below, for the shares of AAN Common Stock and/or the shares of common stock, $.0005 par value per share, of ADM (the "ADM COMMON STOCK") receivable upon the conversion of the Convertible Notes, or upon the exercise of the AAN Warrants or the ADM Warrants, as the case may be.

      (b) Spin-Off. In the event that the Private Placement Minimum Amount is raised in the Private Placement, ADM may effect a pro rata distribution to ADM's stockholders (the "Spin Off") of a percentage (to be agreed upon by ADM and Maxim) of the shares of AAN Common Stock. The shares of AAN Common Stock distributed to ADM's stockholders in the Spin Off will be registered on a Form SB-2 or other appropriate form (the "Spin Off Registration Statement") to be filed with the SEC no later than sixty (60) days following the closing of the Private Placement. ADM shall use its best efforts to have such Spin Off Registration Statement declared effective by the SEC by no later than ninety
(90) days following the filing thereof. Upon the effectiveness of the Spin Off Registration Statement: (i) AAN will be registered as a reporting company under the Exchange Act, and (ii) the Placement Agent will seek to become a market-maker of the shares of AAN Common Stock, with such shares originally to be traded on the OTC Bulletin Board.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                    Page3 of 27


      (c) Resale Registration. In the event that the PRIVATE PLACEMENT MINIMUM AMOUNT is raised, the Company agrees to file a registration statement, on a form to be agreed upon by the Company and Maxim (the "REGISTRATION STATEMENT"), with the Securities and Exchange Commission (the "SEC") no later than sixty (60) days following the closing of the Private Placement covering the resale of the shares of AAN Common Stock: (i) issuable upon the conversion of the Convertible Notes and exercise of the AAN Warrants, and (ii) underlying any Placement Agent Warrant (as defined below) issued to Maxim in connection with the Private Placement. In addition, the Company shall use reasonable efforts to have such Registration Statement declared effective by the SEC by no later than sixty (60) days following the filing thereof with the SEC (the "TARGET EFFECTIVE DATE"), and to maintain the effectiveness of such Registration Statement until the third
(3rd) anniversary of the date of such effectiveness. In the event the SPIN OFF is not consummated by December 31, 2004 the Company shall file a Registration Statement covering the resale of the shares of ADM Common Stock issuable upon the conversion of the Convertible Notes, the ADM Warrants and the exercise of any Placement Agent Warrant.

      (d) Private Placement. The Private Placement will be made pursuant to the private placement memoranda described more fully below. Until the effectiveness of the Resale Registration, the Private Placement Securities will not be registered under the Securities Act of 1933, as amended, or any applicable successor statute (the "Act"), but will be issued in reliance on the private offering exemption available under Section 4(2) of the Act and the rules and regulations promulgated thereunder, including Regulation D ("REGULATION D"). Maxim understands that all subscriptions for Securities are subject to acceptance by the Company. The Company and Maxim reserve the right in their reasonable discretion to accept or reject any or all subscriptions for Securities in whole or in part, regardless whether any funds have been deposited into an escrow account. Any subscription monies received by Maxim from Investors will be handled in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), whether or not Maxim is subject to the Exchange Act, and as otherwise may be set forth in the Private Placement Memorandum.

      (e) Escrow Matters. Until the closing of the Private Placement (the "CLOSING" or "PRIVATE PLACEMENT Closing") is held, all subscription funds received shall be held by American Stock Transfer & Trust Company (the "ESCROW AGENT"). Maxim shall not have any independent obligation to verify the accuracy or completeness of any information contained in any Subscription Documents (as defined below) or the authenticity, sufficiency or validity of any check delivered by any prospective Investor in payment for the Private Placement Securities, nor shall Maxim incur any liability with respect to any such verification or failure to verify. All subscription checks and funds shall be promptly and directly delivered without offset or deduction to the Escrow Agent.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                    Page 4 of 27


3.    OFFERING MEMORANDA AND RELATED MATTERS

      (a) The Company has prepared a Confidential Private Placement Memorandum, dated as of May 20, 2004, relating to the Private Placement (such memorandum, together with the exhibits and attachments thereto or available thereunder and any amendments or supplements thereto prepared and furnished by the Company, being referred to herein as the "PRIVATE PLACEMENT MEMORANDUM"), which Private Placement Memorandum, among other things, describes the Private Placement and certain investment risks relating thereto. The Private Placement Memorandum shall contain substantially all of the information required in a Registration Statement on Form SB-2 under the Act.

      (b) The Company has been and will continue to be responsible for preparing and filing required documentation, if any, with the authorities in the United States or any state located therein (and subsequent to, if required by the laws of any such jurisdiction) in connection with the distribution of the Memoranda to prospective Investors (the parties acknowledging, however, that the Private Placement is intended and expected to be wholly or partially exempt from filing requirements in the United States by reason of an "accredited investor" exemption).

      (c) Maxim and its counsel and the Company and its counsel have or will jointly prepare a form of subscription agreement (the "SUBSCRIPTION AGREEMENT") and a form of purchaser questionnaire (collectively, with the Subscription Agreement, the form of Convertible Note, ADM Warrant and AAN Warrant, and any other stock purchase or other documents required in connection with the Private Placement, the "SUBSCRIPTION DOCUMENTS"), which Subscription Documents shall contain such representations, warranties, conditions and covenants as are customary in private placements of corporate debt and equity securities with United States accredited investors. Maxim and its counsel have had or will have an opportunity to review the final form of the Memoranda and Subscription Documents prior to the distribution thereof to prospective Investors, and the Memorandum and the Subscription Documents will be the only offering documents (other than cover letters which may be used by Maxim, and any documents made available to Investors in accordance with the terms of the Memorandum) shown to prospective Investors. The Company and its counsel will advise Maxim and its counsel in writing of those jurisdictions in which the Securities may lawfully be offered and sold, and the manner in which the Securities may lawfully be offered and sold in each such jurisdiction in connection with the Private Placement, and Maxim agrees that the Securities will be offered or sold only in such jurisdictions and in the manner specified by the Company; provided, however, that Maxim shall not be responsible for independently verifying such written advice with respect to the jurisdictions in which the Securities may be offered and sold and with respect to the manner in which the Securities may be offered and sold in such jurisdictions. Notwithstanding the foregoing, Maxim shall determine whether it is licensed to offer and sell the Securities in each jurisdiction in which it intends to do so.

      (d) The Private Placement will be made in accordance with the requirements of Section 4(2) under the Act and/or Regulation D only to investors that qualify as accredited investors, as defined in Rule 501(a) under the Act ("ACCREDITED INVESTORS"), purchasing for their own account for investment purposes only and not for distribution in violation of securities laws. Furthermore, prospective Investors will have been provided with the Memoranda and access to the management of the Company and afforded the opportunity to ask questions.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                    Page 5 of 27


      (e) The Company recognizes, agrees and confirms that Maxim (or any selling agent permitted to be utilized by Maxim under Section 4(a) hereof): (i) will use and rely primarily on the information contained in the Memoranda and the Subsciption Documents and on information available from generally recognized public sources in performing the services contemplated by this Agreement without having independently verified the same; (ii) is authorized, as the Company's exclusive financial advisor and placement agent in connection with the Private Placement, to transmit to any prospective Investor a copy or copies of the Memoranda, the Subsciption Documents and any other documentation supplied to Maxim for transmission to any prospective Investor by or on behalf of the Company or by any of the Company's officers, representatives or agents, in connection with the performance of Maxim's services hereunder or any transaction contemplated hereby; (iii) does not assume responsibility for the accuracy or completeness of any information contained in the Memoranda and the Subsciption Documents or any such other information; (iv) will not make an appraisal of the Company or any assets of the Company or the securities being offered by the Company in the Private Placement; and (v) retains the right to continue to perform due diligence of the Company during the course of the Company's engagement of Maxim.

4.    PLACEMENT AGENT MATTERS

      (a) Subject to the provisions of this Agreement and to the performance by the Company of all of its obligations to be performed hereunder, Maxim agrees to use its best efforts to assist in arranging for sales of Private Placement Securities. The Company recognizes that "best efforts" does not assure that the Private Placement will be consummated. It is understood and agreed that this Agreement does not create any partnership, joint venture or other similar relationship between or among Maxim and the Company, and that Maxim is acting only as a sales agent. The Company hereby agrees that Maxim shall have the right to utilize other selling broker-dealers in connection with the Private Placement on terms approved by Maxim.

      (b) For the services of Maxim hereunder, the Company will pay or caused to be paid to Maxim the following fees at each Closing in connection with the Private Placement:

          (i) a cash payment equal to 8.0% of the gross proceeds received by the Company from the sale of the Private Placement Securities, payable at each applicable Private Placement Closing, in lawful money of the United States by check or wire transfer of immediately available funds;

          (ii) a non-accountable expense allowance of 3.0% of the gross proceeds received by the Company, $20,000 of which has previously been paid to Maxim, from the sale of the Private Placement Securities, payable at each applicable Private Placement Closing, in lawful money of the United States by check or wire transfer of immediately available funds.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                    Page 6 of 27


          (iii) a warrant (the "PLACEMENT AGENT WARRANT I") to purchase such number of shares of ADM Common Stock, equal to 8.0% of the aggregate number of shares of ADM Common Stock into which the Convertible Notes sold in the Private Placement are convertible, at 100% of the Valuation Price ("EXERCISE PRICE I"), as defined in the Private Placement Memorandum, subject to certain anti-dilution protection, exercisable from January 1, 2005 through December 31, 2009.

          (iv) a warrant (the "PLACEMENT AGENT WARRANT II") to purchase such number of shares of AAN Common Stock, equal to 8.0% of the aggregate number of shares of AAN Common Stock into which the Convertible Notes sold in the Private Placement are convertible, at 100% of the Conversion Price ("EXERCISE PRICE II"), as defined in the Private Placement Memorandum, subject to certain anti-dilution protection, which shall expire on December 31, 2004.

          (v) a warrant (the "PLACEMENT AGENT WARRANT III") to purchase such number of shares of ADM Common Stock, equal to 8.0% of the aggregate number of shares of ADM Common Stock into which the ADM Warrants issued in the Private Placement are exercisable, at 100% of the ADMT Valuation Price ("EXERCISE PRICE III"), as defined in the Private Placement Memorandum, together with the surrender of a proportionate number of Placement Agent Warrant III's to the Company for no consideration.

          (vi) a warrant (the "PLACEMENT AGENT WARRANT IV") to purchase such number of shares of AAN Common Stock, equal to 8.0% of the aggregate number of shares of AAN Common Stock into which the AAN Warrants issued in the Private Placement are exercisable, at 100% of the AAN Warrant Exercise Price ("EXERCISE PRICE IV"), as defined in the Private Placement Memorandum, together with the surrender of a proportionate number of Placement Agent Warrant IV's to the Company for no consideration.

Placement Agent Warrant I, Placement Agent Warrant II, Placement Agent Warrant III and Placement Agent Warrant IV shall collectively be referred to herein as the "PLACEMENT AGENT WARRANTS." The Placement Agent Warrants will be issued at the applicable Closing pursuant to Warrant Certificates to be signed by ADM and AAN, as applicable. The Placement Agent Warrants shall provide, among other things:

          (A) that the Placement Agent Warrants shall:

              (1) be exercisable at either Exercise Price I, Exercise Price II, Exercise Price III or Exercise Price IV, as applicable;

              (2) expire five (5) years from the date of issuance, unless otherwise agreed to; and

              (3) be non-redeemable,

          (B) for registration rights on the same terms granted to the Investors,

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                    Page 7 of 27


          (C) for the ability of a cashless exercise, and

          (D) for such other terms as are normal and customary for Placement Agent Warrants issued to placement agents.

              (vi) Upon the exercise of any ADM Warrant or AAN Warrant, the Placement Agent shall be entitled to receive a cash fee equal to five percent (5%) of the funds received by the Company upon any such exercise, payable immediately upon receipt by the Company.

              (vii) Upon completion of the initial Private Placement Closing, the Company shall enter into a one-year consulting agreement with Maxim, whereby Maxim will be entitled to receive a $5,000 monthly consulting fee, all of which shall be due and payable upon completion of the initial Private Placement Closing.

      (c) For the services of Maxim hereunder, AAN will pay or caused to be paid to Maxim fees at each closing in connection with any such Financing, in an amount to be negotiated and agreed upon between the parties

      (d) Notwithstanding any termination of this Agreement pursuant to the terms hereof or otherwise, if at anytime commencing on the date hereof, and ending on or before the eighteen (18) month anniversary of the Private Placement Closing the Company enters into a commitment or letter of intent relating to any offering of debt or equity securities of the Company or any other financing: (i) with any financing source to whom the Company was introduced by Maxim or who was contacted by Maxim in connection with its services for the Company hereunder, or
(ii) as a result of the use by the Company of materials or other work product prepared by Maxim in connection with the Private Placement or any Transaction, the Company shall pay to Maxim, at the closing of any such offering or financing, the fees described in, and in accordance with the terms and provisions of, Section 4(b) and Section 4(c) above.

      (e) In addition to the foregoing, the Company hereby grants to Maxim the exclusive right to manage any private or public offering of debt or equity or other securities of the Company for a period of eighteen (18) months from the Private Placement Closing. Subject to the provisions of Section 4(d) hereof, if applicable, the terms of any such offering shall be mutually agreed upon by the Company and Maxim. Furthermore, the Company hereby agrees that if the Company or any Subsidiary (as defined below) or affiliate of the Company becomes a party to any preliminary or binding letter of intent or agreement relating to any merger, acquisition of assets or other business combination or reorganization involving the Company or any Subsidiary that, for a period of twelve (12) months from the Closing Date, the Company or such other applicable party shall engage Maxim as the Company's or the applicable party's exclusive financial advisor in connection with any such transaction or series of related transactions. Maxim shall be paid reasonable and customary fees, and be reimbursed for its expenses in accordance with customary terms, in connection with any transaction described in this Section 4(e).

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                    Page 8 of 27


      (f) Upon receipt by the Company from a proposed Investor of completed Subscription Documents, and such other documents as the Company requests, the Company and Maxim will determine in their reasonable discretion whether they wish to accept or reject the subscription.

5.    PAYMENT BY COMPANY OF EXPENSES

      The Company will pay for or promptly reimburse to Maxim, as the case may be, and whether or not any Securities are sold in connection with the Private Placement , all expenses of the Company and Maxim relating to the Private Placement and any Transactions (including all reasonable legal fees incurred by Maxim) and all other reasonable out-of-pocket expenses of Maxim relating to activities under this Agreement, including, without limitation: (i) the preparation, printing, reproduction, filing, distribution and mailing of the Memoranda and all other documents relating to the Private Placement, and any supplements or amendments thereto, including the fees and expenses of counsel to the Company, and the cost of all copies thereof; (ii) the issuance, sale, transfer and delivery of the Private Placement Securities, including any transfer or other taxes payable thereon and the fees of any transfer agent or registrar; (iii) the public registration and listing of, or registration and qualification of the Securities pursuant to the Resale Registration or otherwise and for the securing of an exemption therefrom under state of foreign "blue sky" or securities laws, including, without limitation, filing fees payable in the jurisdictions in which such registration or qualification or exemption therefrom is sought, the costs of preparing preliminary, supplemental and final "blue sky surveys" relating to the offer and sale of the Securities and the fees and disbursements of counsel to Maxim in connection with such "blue sky" matters;
(iv) the filing fees, if any, payable to the applicable securities regulatory authorities; (v) all Escrow Agent fees; and (vi) all road show expenses, travel, legal, and other related expenses. Any expenses (other than Maxim's legal or other professional expenses) in excess of $2,000 shall be subject to prior approval by the Company, which approval shall not be unreasonably withheld or delayed.

6.    TERMINATION OF PRIVATE PLACEMENT

      The Private Placement may be terminated: (i) by Maxim or the Company at any time upon thirty (30) days prior written notice or (ii) immediately by Maxim upon giving written notice to the Company, but only in the event that if:

      (a) in the opinion of Maxim, the Private Placement Memorandum contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements appearing therein not misleading in the light of the circumstances in which they were made, and the Company shall not have corrected such untrue statement or omission to the reasonable satisfaction of Maxim and its counsel within ten (10) days after the Company receives notice of such untrue statement or omission, provided that notwithstanding such ten (10) day period, neither Closing shall occur hereunder until Maxim shall notify the Company that it is satisfied, in its reasonable determination, that the Company has taken such steps (including circulating amended offering materials and afforded prospective Investors a reasonable opportunity to review such amendments) to allow the applicable Closing to occur; or

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                    Page 9 of 27


      (b) the Company shall be in material breach of any representation, warranty or covenant made by it in this Agreement, any Subscription Document or any other document relating to the Private Placement; or

      (c) (i) any calamitous domestic or international event or act or occurrence has taken place and, in Maxim's opinion, has or will materially disrupt general securities markets in the United States in the immediate future; or (ii) if trading on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market shall have been suspended or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the National Association of Securities Dealers, Inc. ("NASD") or by order of the SEC or any other government authority having jurisdiction; or (iii) if the United States shall have become subject to an act of terrorism or involved in a war, major hostilities or the like; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if the Company shall have sustained a material loss, whether or not insured, by reason of fire, flood, accident or other calamity; or (vii) if there shall have been such material adverse change in the conditions or prospects of the Company, involving a change not contemplated by the Memorandum; or (viii) if there shall have been such material adverse general market conditions as in Maxim's reasonable judgment would make it inadvisable to proceed with the Private Placement or the sale or delivery of the Securities.

7.    OFFERING PERIOD; CLOSINGS

      (a) Private Placement. Subject to the terms and conditions set forth herein, the Units which are the subject of the Private Placement will be offered on a "best efforts" basis for a period beginning from the date of the Private Placement Memorandum and ending at 5:00 p.m., New York City time, on July 31, 2004, unless earlier terminated by the Company and/or Maxim or unless extended one or more times by the Company and Maxim in their mutual discretion (without notice to the Investors required) (such period, the "PRIVATE PLACEMENT OFFERING Period"). Unless the Private Placement Minimum Amount is subscribed for and accepted by the Company by the conclusion of the Private Placement Offering Period, the Private Placement will be terminated and all subscription proceeds will be returned to Investors without interest or deduction. If at least the Private Placement Minimum Amount has been subscribed for and accepted by the Company at any time during the Private Placement Offering Period, the Company will promptly conduct a Private Placement Closing on the Units. Thereafter, additional Private Placement Closings will occur until the first to occur of:
(i) the full subscription for an acceptance by the Company of the Private Placement Maximum Amount, (ii) the conclusion of the Offering Period, or (iii) the termination of the Private Placement or this Agreement. Any Closing shall be undertaken in a manner agreed to by the Company and Maxim.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 10 of 27


      (b) Documents to be Delivered. At any Closing, the Company shall deliver to the Investors instruments or share or warrant certificates representing the securities underlying the Units and instruments representing the Placement Agent Warrants, duly executed by the Company, together with such other closing documentation as may be required by Maxim in its reasonable discretion in order to affect the applicable Closing. Any date on which a Closing occurs is referred to herein as a "CLOSING DATE."

8.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

      ADM and AAN, jointly and severally, hereby represent, warrant, covenant and agree with and to Maxim: (i) as of the date hereof, (ii) as of each applicable Closing Date and (iii) as of the date of the filing of the Registration Statement (or any amendment or supplement thereto), as follows. References in this Section 8 to the Memoranda are made on the assumption, and the Company's agreement, that the Memoranda have been prepared to contain substantially all of the information required in a Registration Statement on Form SB-2 under the Act.

      (a) ADM has been validly formed and legally exists as a corporation in good standing under the laws of the State of Delaware and AAN has been validly formed and legally exists as a corporation in good standing under the laws of the State of New Jersey. Each of ADM and AAN have full corporate power and authority to conduct their businesses as currently conducted, and are in good standing in each jurisdiction in which the conduct of their businesses or the nature of their properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a material adverse effect on the business and financial condition of either ADM or AAN or any other Subsidiary (as defined below) of ADM, each taken as a whole (a "MATERIAL ADVERSE EFFECT"). As of the date hereof, ADM does not have, directly or indirectly, any subsidiaries other than AAN or as disclosed in the Company's filings with the SEC (each, a "SUBSIDIARY" and collectively, the "SUBSIDIARIES"). Each Subsidiary has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its properties and to conduct its business and is duly qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a Material Adverse Effect. 75.7% of the issued and outstanding capital stock of AAN is owned by ADM, and all of the issued and outstanding capital stock each other Subsidiary is owned by ADM, free and clear of any liens, and each of such shares of capital stock has been duly authorized and validly issued, and is non-assessable.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 11 of 27


      (b) The authorized capital stock of ADM consists of 155,000,000 shares of capital stock, of which: (i) 150,000,000 are classified as ADM Common Stock, par value $0.0005 per share, and (ii) 5,000,000 are classified as "blank check" preferred stock, par value $0.0005 per share. As of the date hereof and as of each Closing Date, 51,882,037 shares of ADM Common Stock, no shares of preferred stock and no other shares of capital stock of ADM are or will be issued and outstanding, and all such shares of capital stock are, as the case may be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. The authorized capital stock of AAN consists of 10,000,000 shares of AAN Common Stock, no par value per share. As of the date hereof and as of each Closing Date (except for the issuances contemplated by this Agreement), 2,641,000 shares of AAN Common Stock are or will be issued and outstanding, and all such shares of common stock are, as the case may be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. As of the date hereof, 75.7% of the issued and outstanding shares of AAN Common Stock are owned by ADM.

      (c) This Agreement has been duly authorized, executed and delivered by each of ADM and AAN and constitutes the legal, valid and binding obligation of ADM and AAN, enforceable against ADM and AAN in accordance with its terms, except insofar as enforcement of the indemnification or contribution provisions hereof may be limited by applicable laws or principles of public policy and except further as to enforcement, to the availability of equitable remedies and limitations imposed by bankruptcy, insolvency, reorganization and other similar laws and related court decisions relating to or affecting creditors' rights generally.

      (d) Neither the Memoranda, the Registration Statement, the Subscription Documents nor any of the Company's filings with the SEC (collectively, the "COMPANY DOCUMENTS") contain or will contain any untrue statement of a material fact, and the Company Documents will not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, except that the Company shall have no liability for any information provided to the Company in writing by, and relating to, Maxim, for use in and used in the Memoranda. It is understood that any summary in the Memoranda of a document which appears therein in full (either as signed or substantially in the form to be signed) does not constitute an untrue or misleading statement merely because it is a summary; provided, however, that any such summary may not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading. If, at any time before the Private Placement is completed or terminated or before all subscriptions are accepted by the Company, there should be any change which would cause the Company Documents not to comply with this
Section 8(d), the Company will promptly advise Maxim thereof and make any necessary corrective filings with the SEC and prepare and furnish Maxim with, for distribution to Investors, after prior review and approval by Maxim and its counsel (such approval not to be unreasonably withheld), such copies of such supplements or amendments to the Memoranda and the Subscription Documents as will cause the Memoranda and the Subscription Documents, as so supplemented or amended, to comply with this Section 8(d), and will authorize Maxim to make to Investors, if: (i) deemed necessary by counsel to Maxim and approved by Maxim, or (ii) if deemed necessary by counsel to the Company, an offer of rescission.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 12 of 27


      (e) The execution, delivery and performance of this Agreement, all Company Documents and all other documents to be entered into by the Company in connection with any transaction described in the Memoranda or in connection with the Private Placement, and the consummation of the transactions contemplated hereby and thereby, have been or will be prior to such execution, delivery, performance or consummation, as the case may be, duly and validly authorized by the Company and do not and will not: (i) constitute, or result in, a breach or violation of any of the terms, provisions or conditions of the Certificate or Articles of Incorporation, Bylaws or other governing documents of either ADM, AAN or any of the Subsidiaries, (ii) constitute, or result in, a material violation of any applicable statute, law, ordinance or regulation of any state, territory or other jurisdiction, or (iii) violate, constitute, or result in, a default under (or an event which with the passing of time or the giving of notice or both would constitute a default under) or breach of the terms, provisions or conditions of any material indenture, note, contract, commitment, instrument or document to which ADM, AAN or any of the Subsidiaries is or will be a party or by which ADM, AAN, any of the Subsidiaries or any of their respective properties are bound, or any award, judgment, decree, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over ADM, AAN or any of the Subsidiaries or their respective activities or properties. No consent, approval, authorization or order of any court or governmental or regulatory agency or body or any individual or entity is required on the part of either ADM or AAN for the lawful consummation of the transactions contemplated hereby and thereby, except for such consents and approvals with respect to the offer and sale of the Securities in certain jurisdictions which are identified to Maxim by counsel for the Company.

      (f) Each of ADM, AAN and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic.

      (g) Except as disclosed in the Memoranda or the Registration Statement, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which ADM, AAN or any Subsidiary is a party or of which any property, operations or assets of ADM, AAN or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to ADM, AAN or any Subsidiary, could reasonably be expected to have a Material Adverse Effect. To the best of ADM's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated, and the defense of all such proceedings, litigation and arbitration against or involving ADM, AAN or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

      (h) The financial statements, including the notes thereto, and the supporting schedules included or incorporated by reference in the Memoranda present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of ADM and its consolidated Subsidiaries (including AAN) and the other entities for which financial statements are included or incorporated by reference in the Memoranda. Except as otherwise stated in the Memoranda, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved. The supporting schedules included or incorporated by reference in the Memoranda present fairly the information required to be stated therein.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 13 of 27


      (i) ADM, AAN and the Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (j) Neither ADM, AAN nor any of their affiliates (within the meaning of Rule 144 under the Securities Act) (collectively, "AFFILIATES") has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" for purposes of the Act with the offer and sale of the Securities pursuant to the Memoranda or the Registration Statement.

      (k) Except as disclosed in the Memoranda or the Registration Statement, no holder of any security of ADM, AAN or any Subsidiary has any rights to require registration of any such security as part or on account of, or otherwise in connection with, the offer and sale of the Securities contemplated by the Registration Statement, and any such rights so disclosed have either been fully complied with by the applicable entity or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

      (l) Neither the Company nor any of its respective directors, officers, employees, agents or representatives ("COMPANY REPRESENTATIVES") has taken or will take any action which has caused or may cause the Private Placement not to qualify for exemption from the registration requirements of the Act or of United States federal, state or other securities or other laws. In connection with the Private Placement, neither the Company nor the Company Representatives shall offer or cause to be offered the Securities by any form of general solicitation or general advertising as defined in Rule 502(c) of Regulation D. The Company and the Company Representatives have not taken and shall not take any action (except for actions contemplated by the Memorandum) that would cause the Private Placement to be integrated with other transactions under Rule 502(a) of Regulation D.

      (m) No relationship, direct or indirect, exists between or among any of ADM, AAN or any Affiliate of them, on the one hand, and any director, officer, shareholder, customer or supplier of ADM, AAN or any Affiliate of them, on the other hand, which is required by the Act or the Exchange Act to be described in the Memoranda which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by ADM or AAN to or for the benefit of any of the officers or directors of ADM or AAN or any of their respective family members, except as disclosed in the Memoranda. Neither ADM nor AAN has, in violation of the Sarbanes-Oxley Act of 2002 ("SARB-OX"), directly or indirectly, including through a Subsidiary (other than as permitted under the Sarb-Ox for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of ADM or AAN.

      (n) ADM is in material compliance with the provisions of Sarb-Ox and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by NASDAQ or any other governmental or self regulatory entity or agency, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 14 of 27


      (o) ADM, AAN and/or the Subsidiaries maintain insurance in such amounts and covering such risks as they reasonably consider adequate for the conduct of their businesses and the value of their properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect. There are no claims by ADM, AAN or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. ADM reasonably believes that it (or AAN or the Subsidiaries, as applicable) will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the businesses.

      (p) ADM, AAN and each Subsidiary owns or leases all such properties as are necessary to the conduct of their businesses as presently operated and as proposed to be operated as described in the Memoranda. ADM, AAN and each Subsidiary have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens and encumbrances, except such as are described in the Memoranda or such as do not (individually or in the aggregate) materially affect the business or prospects of ADM, AAN or any of the Subsidiaries. Any real property and buildings held under lease or sublease by ADM, AAN and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by ADM, AAN and the Subsidiaries. Neither ADM, AAN nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by ADM, AAN or any Subsidiary.

      (q) ADM, AAN and each Subsidiary: (i) owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, "INTELLECTUAL PROPERTY") necessary for the conduct of their respective businesses as being conducted and as described in the Memoranda and (ii) does not believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others. To the best of the ADM's knowledge, all material technical information developed by and belonging to ADM, AAN or any Subsidiary which has not been patented has been kept confidential so as, among other things, all such information may be deemed proprietary to the applicable entity. Neither ADM, AAN nor any Subsidiary has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of ADM, AAN or any Subsidiary or those products and services described in the Memoranda. To the ADM's knowledge, after due investigation, there is no infringement by third parties of any such Intellectual Property; there is no pending or, to the ADM's knowledge, threatened action, suit, proceeding or claim by others challenging ADM's, AAN's or any Subsidiary's rights in or to any such Intellectual Property, and ADM is unaware of any facts which would form a reasonable basis for any such claim. There is no pending or, to the ADM's knowledge, threatened action, suit, proceeding or claim by others that ADM, AAN or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and ADM is unaware of any other fact which would form a reasonable basis for any such claim.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 15 of 27


      (r) Except as disclosed in the Company Documents, and except for such matters that, individually or in the aggregate, would not have a Material Adverse Effect:

          (i) ADM and each of its Subsidiaries (including AAN) are, and have been, in compliance with all Environmental Laws (as defined below), and neither ADM nor any of its Subsidiaries (including AAN)has received any: (A) communication that alleges that the Company or any such Subsidiary is in violation of, or has liability under, any Environmental Law, (B) written request for information pursuant to any Environmental Law, or (C) notice regarding any requirement that is proposed for adoption or implementation under any Environmental Law and that would be applicable to the operations of the Company or any of its Subsidiaries;

          (ii) (A) the Company and each of its Subsidiaries have obtained and are in compliance with all permits, licenses and governmental authorizations pursuant to all Environmental Laws (collectively, "ENVIRONMENTAL Permits") necessary for their operations as currently conducted, (B) all such Environmental Permits are valid and in good standing, and (C) neither the Company nor any of its Subsidiaries has been advised by any governmental entity or authority of any actual or potential change in the status or terms and conditions of any Environmental Permit;

          (iii) there are no Environmental Claims pending or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries;

          (iv) there have been no Releases of any Hazardous Material that could reasonably be expected to form the basis of any Environmental Claim against the Company or any of its Subsidiaries or against any person whose liabilities for such Environmental Claims the Company or any of its Subsidiaries has, or may have, retained or assumed, either contractually or by operation of law; and

          (v) (A) neither the Company nor any of its Subsidiaries has retained or assumed, either contractually or by operation of law, any liabilities or obligations that could reasonably be expected to form the basis of any Environmental Claim against the Company or any Subsidiary, and (B) to the knowledge of the Company, no Environmental Claims are pending against any person or entity whose liabilities for such Environmental Claims the Company or any Company Subsidiary has, or may have, retained or assumed, either contractually or by operation of law.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 16 of 27


      As used in this Agreement, the terms: (A) "ENVIRONMENTAL CLAIM" means any and all administrative, regulatory or judicial actions, suits, orders, demands, directives, claims, investigations, proceedings or notices of violation by or from any person or entity alleging liability of whatever kind or nature arising out of, based on or resulting from (y) the presence or release of, or exposure to, any Hazardous Materials at any location; or (z) the failure to comply with any Environmental Law; (B) "ENVIRONMENTAL LAWS" means all applicable federal, state, local and foreign laws, rules, regulations, orders, decrees, judgments, legally binding agreements or Environmental Permits issued, promulgated or entered into by or with any governmental entity or authority, relating to pollution, natural resources or protection of endangered or threatened species, human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata); (C) "HAZARDOUS MATERIALS" means
(y) any petroleum or petroleum products, radioactive materials or wastes, asbestos in any form, urea formaldehyde foam insulation and polychlorinated biphenyls; and (z) any other chemical, material, substance or waste that in relevant form or concentration is prohibited, limited or regulated under any Environmental Law; and (D) "RELEASE" means any actual or threatened release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.

      (s) Each of ADM, AAN and the Subsidiaries has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which ADM, AAN or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of ADM, AAN any Subsidiary's federal, state, local or foreign taxes is pending or, to the best of ADM's knowledge, threatened. The accruals and reserves on the books and records of ADM, AAN and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the ADM's most recent audited financial statements, ADM, AAN and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of ADM, AAN or any Subsidiary.

      (t) Neither ADM, AAN, any Subsidiary nor, to ADM's knowledge, any of their respective employees or agents has at any time during the last five (5) years:
(i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments that are not prohibited by the laws of the United States of any jurisdiction thereof

      (u) No labor disturbance by the employees of ADM, AAN or any Subsidiary currently exists or, to the best of the ADM's knowledge, is likely to occur.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 17 of 27


      (v) The Company has not offered, or caused Maxim to offer, the Securities to any person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company or any Subsidiary to alter the customer's or supplier's level or type of business with the Company or any Subsidiary or (ii) a journalist or publication to write or publish favorable information about the Company, any Subsidiary or its products or services.

      (w) The Company will not offer the Securities for sale hereunder on the basis of any communications or documents relating to Maxim or the Securities except the Memoranda and the exhibits thereto and documents described or referred to therein, including the Subscription Documents.

      (x) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, the Company, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, or is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2b under the Exchange Act, provide to each holder of Series A Preferred Stock and to each prospective purchaser (as designated by such holder) of Series A Preferred Stock, upon the request of such holder or prospective holder, any information required to be provided by Rule 144A(d)(4) under the Act.

      (y) Neither ADM, AAN nor any Subsidiary is and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Private Placement, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended, and is not and will not be an entity "controlled" by an "investment company" within the meaning of such act.

      (z) The shares of ADM Common Stock and AAN Common Stock underlying: (i) the Convertible Notes, (ii) the ADM Warrants, (iii) the AAN Warrants; and (iii) the Placement Agent Warrants, have been duly reserved, and when issued in accordance with the terms of the Private Placement, will be validly issued, fully paid and nonassessable and not subject to preemptive or any other similar rights and no personal liability will attach to the ownership thereof.

      (aa) In addition to the foregoing, to the extent not set forth herein, Maxim may rely on the representations and warranties made by the Company in the Subscription Agreement provided by the Company and used in connection with the Private Placement.

9.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF MAXIM

      Maxim hereby represents and warrants to, and covenants with, the Company that:

      (a) This Agreement has been duly authorized, executed and delivered by Maxim and constitutes the legal, valid and binding obligation of Maxim, enforceable against it in accordance with its terms, except insofar as enforcement of the indemnification or contribution provisions hereof may be limited by applicable laws or principles of public policy and subject, as to enforcement, to the availability of equitable remedies and limitations imposed by bankruptcy, insolvency, reorganization and other similar laws and related court decisions relating to or affecting creditors' rights generally.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 18 of 27


      (b) Maxim will cooperate with the Company to ensure that the offering and sale of the Securities will comply with the requirements of the Act, including, without limitation, the general conditions contained in Regulation D and the federal securities laws, and will follow the reasonable advice of the Company with respect to the manner in which to offer and sell the Securities so as to ensure that the offering and sale thereof will comply with the securities laws of any jurisdiction in which Securities are offered by Maxim, and Maxim will not make an offer of Securities in any jurisdiction in which the Company advises it in writing that such offer would be unlawful for Maxim to offer or sell securities.

      (c) Maxim is: (i) a registered broker-dealer under the Exchange Act; (ii) a member in good standing of the NASD; and (iii) registered as a broker-dealer in each jurisdiction in which it is required to be registered as such in order to offer and sell the Securities in such jurisdiction.

      (d) Maxim has not and will not make an offer of Securities (or of any securities, the offering of which may be integrated with the Private Placement) on the basis of any communications or documents relating to the Company or the Securities except the Memoranda and the exhibits thereto and documents described, referred to or incorporated by reference therein (including the Subscription Documents). Maxim will deliver a copy of the Memorandum to each prospective Investor solicited by it prior to such offeree's execution of the Subscription Documents or, in the case of amendments or supplements to the Memoranda (other than those amendments and supplements approved in writing by the Company but designated in writing as not subject to this requirement), prior to such offeree's execution of an acknowledgment of receipt of such amendment or supplement and reconfirmation of intent to subscribe.

      (e) Maxim will not transmit to the Company any written offer from an offeree to purchase Securities unless, immediately prior thereto, it reasonably believes that: (i) the offeree is an Accredited Investor; and (ii) the offeree meets all other offeree and/or purchaser suitability standards, if any, required under applicable securities laws and regulations.

      (f) Maxim will periodically notify the Company of the jurisdiction in which the Securities are being offered by it or will be offered by it pursuant to this Agreement, and will periodically notify the Company of the status of the offering conducted pursuant to this Agreement.

10.   COVENANTS

      The Company covenants to Maxim that it shall:

      (a) Notify Maxim as soon as practicable, and confirm such notice promptly in writing: (i) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the Closing Date as a result of which the Memorandum would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Securities or of an exemption from such registration or qualification in any jurisdiction. The Company will use its reasonable best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued, to obtain the lifting thereof as promptly as possible.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 19 of 27


      (b) Not supplement or amend the Memoranda unless Maxim and its counsel shall have approved of such supplement or amendment in writing, such approval not to be unreasonably withheld, delayed or conditioned. If, at any time during the period commencing on the date hereof and ending on the Closing Date, any event shall have occurred as a result of which the Memorandum contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of counsel to the Company or counsel to Maxim, it is necessary at any time to supplement or amend the Memoranda to comply with the Act, Regulation D or any applicable securities or "blue sky" laws, the Company will promptly prepare an appropriate supplement or amendment (in form and substance reasonably satisfactory to Maxim and its counsel) which will correct such statement or omission or which will effect such compliance.

      (c) Use its best good faith efforts to, within sixty (60) says of the Closing, obtain a "key man" life insurance policy with a nationally recognized carrier and with the Company as the beneficiary on the life of Andre' Di Mino in an amount no less than $2,000,000 worth of coverage.

      (d) Deliver without charge to Maxim such number of copies of the Memoranda and any supplement or amendment thereto as may reasonably be requested by Maxim.

      (e) Not, directly or indirectly, in connection with the Private Placement or as otherwise agreed to in this Agreement, solicit any offer to buy from, or offer to sell to, any person or entity any Securities or other securities of the Company except through Maxim.

      (f) Not solicit any offer to buy or offer to sell Securities by any form of general solicitation or advertising, including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over the Internet, television or radio or at any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

      (g) At all times during the period commencing on the date hereof and ending on the date of the final Closing, provide to each prospective Investor or his purchaser representative, if any, on reasonable request, such information (in addition to that contained in the Memorandum) concerning the Private Placement, the Company, the Securities and any other relevant matters as it possesses or can acquire without unreasonable effort or expense and extend to each prospective investor or his purchaser representative, if any, the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of the Private Placement and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without unreasonable effort or expense, as such prospective Investor or purchaser representative may consider necessary in making an informed investment decision or in order to verify the accuracy of the information furnished to such prospective Investor or purchaser representative, as the case may be.

      (h) Notify Maxim promptly of the acceptance or rejection of any subscription.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 20 of 27


      (i) File five (5) copies of a Notice of Sales of Securities on Form D with the SEC no later than 15 days after the first sale of the Securities, if required by law. The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any province or jurisdiction in which offers and sales are made. The Company shall furnish Maxim with copies of all such filings.

      (j) Place the following legend on all certificates representing the
Securities:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE."

      (k) Not, directly or indirectly, engage in any act or activity which may jeopardize the status of the offering and sale of the Securities as exempt transactions under the Act or under the securities or "blue sky" laws of any jurisdiction in which the Private Placement may be made.

      (l) Apply the net proceeds from the sale of the Securities for the purposes set forth under the caption "Use of Proceeds" in the Memoranda in the manner indicated thereunder.

      (m) Not, during the period commencing on the date hereof and ending on the Closing Date, issue any press release or other communication or hold any press conference with respect to the Company, its financial condition, results of operations, business properties, assets, liabilities or future prospects of the Private Placement, without the prior written consent of Maxim, which consent will not be unreasonably withheld.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 21 of 27


      (n) Not, prior to the completion of the Private Placement, bid for, purchase, attempt to induce others to purchase, or sell, directly or indirectly, any shares of ADM Common Stock or any other securities in violation of the provisions of Regulation M under the Exchange Act.

      (o) In addition to the foregoing, to the extent not set forth herein, Maxim may rely on the covenants made by the Company in the Subscription Documents used in connection with the Private Placement.

11.   CONDITIONS OF MAXIM'S OBLIGATIONS

      The obligations of Maxim pursuant to this Agreement shall be subject, in its discretion, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to Maxim or otherwise at any Closing (including, without limitation, all Subscription Documents), as of the date hereof and as of the Closing Date or the date of any Closing subsequent to the Closing Date, to the performance by the Company of its obligations hereunder, and to the following conditions:

      (a) At each Closing, Maxim shall have received the favorable legal opinion of Frank J. Hariton, Esq., outside legal counsel to the Company, in the form and substance reasonably satisfactory to Maxim and substantially to the effect that:

          (i) ADM and AAN have been duly organized and are validly existing and in good standing under the laws of their respective states of incorporation, have all requisite power and authority necessary to own or hold their respective properties and conduct their respective businesses, and are duly qualified or licensed to do business as a foreign corporation in each other jurisdiction in which the ownership or leasing of their properties or the conduct of their businesses requires such qualification, except where the failure to so qualify or be licensed would not have a Material Adverse Effect;

          (ii) Each Subsidiary has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its properties and to conduct its business and is duly qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a Material Adverse Effect. All of the issued and outstanding capital stock of each Subsidiary is owned by ADM, free and clear of any liens, and has been duly authorized and validly issued, and is non-assessable.

          (iii) each of this Agreement, the Escrow Agreement by and among Maxim, the Company and the Escrow Agent, the Securities, the Placement Agent Warrant and the Subscription Documents has been duly and validly authorized, executed and delivered by ADM and AAN, as the case may be, and is the valid and binding obligation of the ADM and AAN, as the case may be,, enforceable against them in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles;

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 22 of 27


          (iv) the authorized capital stock of AAN and ADM as of the date hereof (before giving effect to the transactions contemplated by this Agreement) is as set forth in the Memoranda. Except for the Securities to be issued as contemplated by this Agreement, there are no outstanding warrants, options, agreements, convertible securities, preemptive rights or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company other than as set forth in the Memoranda. All of the shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and have not been issued in violation of the preemptive rights of any security holder of the Company. The offers and sales of such outstanding securities were either registered under the Act and applicable state securities laws or exempt from such registration requirements. Such shares have been duly authorized, validly issued, fully paid and nonassessable and no personal liability will attach to the ownership thereof. The AAN Common Stock underlying each of the Convertible Notes, AAN Warrants and the Placement Agent Warrant, have been duly reserved, and when issued in accordance with the terms of the Private Placement, will be validly issued, fully paid and nonassessable and not subject to preemptive or any other similar rights and no personal liability will attach to the ownership thereof;

          (v) assuming: (i) the accuracy of the information provided by the Investors in the Subscription Documents, and (ii) that Maxim has complied in all material respects with the requirements of Section 4(2) of the Act (and the provisions of Regulation D promulgated thereunder), the issuance and sale of the Units, and the securities included therein, is exempt from registration under the Act and Regulation D promulgated thereunder;

          (vi) To the best knowledge of such counsel, after due investigation, neither the execution and delivery of this Agreement, nor compliance with the terms hereof, nor the consummation of the transactions herein contemplated, has, nor will, conflict with, result in a breach of, or constitute a default under the Articles of Incorporation or Bylaws of the Company, or any material contract, instrument or document to which the Company is a party, or by which it or any of its properties is bound or violate any applicable law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over the Company or any of its properties or business;

          (vii) to the best knowledge of such counsel, there are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or threatened against or affecting the Company or involving the properties of the Company which might materially and adversely affect the business, properties or financial condition of the Company or which might materially adversely affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement, except as set forth in or contemplated by the Memoranda or Subscription Documents; and

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 23 of 27


          (viii) such counsel has participated in the preparation of the Memoranda and the Company Documents and nothing has come to the attention of such counsel to cause them to have reason to believe that the Memoranda or Company Documents contained any untrue statement of a material fact required to be stated therein or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

      (b) To use its best good faith efforts to, within sixty (60) says of the Closing, obtain a "key man" life insurance policy with a nationally recognized carrier and with the Company as the beneficiary on the life of Andre' Di Mino in an amount no less than $2,000,000 worth of coverage

      (c) At the initial Closing, Maxim shall have received "lock-up" agreements, in the form to be agreed upon by the Company and Maxim, duly executed by each director, officer and holder of ten percent (10%) or more of AAN Common Stock, which" agreement shall provide that such persons shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities of the Company (or instruments exercisable into securities of the Company) for a period of twelve (12) months from the date that the Registration Statement is declared effective by the SEC.

      (d) At each Closing, Maxim shall have received a certificate of the chief executive officer of both ADM and AAN, dated, as applicable, as of the Closing Date or the date of such Closing, to the effect that, as of the date of this Agreement and as of the applicable date, the representations and warranties of ADM and AAN contained herein were and are accurate, and that, as of the applicable date, the obligations to be performed by ADM and AAN hereunder on or prior thereto have been fully performed.

      (e) All proceedings taken in connection with the issuance, sale and delivery of the Securities and the Placement Agent Warrant shall be reasonably satisfactory in form and substance to Maxim and its counsel, and Maxim shall have received certified resolutions or minutes of the Board of Directors of ADM and AAN authorizing each of the transactions contemplated by this Agreement.

      (f) Any certificate or other document signed by any officer of the Company and delivered to Maxim and its counsel as required hereunder shall be deemed a representation and warranty by the Company hereunder as to the statements made therein. If any condition to Maxim's obligations hereunder have not been fulfilled as and when required to be so fulfilled, Maxim may terminate this Agreement or, if Maxim so elects, in writing waive any such conditions which have not been fulfilled or extended the time for their fulfillment. In the event that Maxim elects to terminate this Agreement, Maxim shall notify the Company of such election in writing. Upon such termination, neither party shall have any further liability nor obligation to the other except as provided in Section 12 hereof.

      (g) On or prior to or following the Closing Date, as the case may be, Maxim shall have been furnished such information, documents and certificates as it may reasonably require for the purpose of enabling it to review the matters referred to in this Section 11 and in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties, covenants, agreements or conditions herein contained, or as it may otherwise reasonably request.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 24 of 27


      (h) If there is more than one Closing, then at each such Closing there shall be delivered to Maxim updated opinions, certificates or other information described in this Section 11.

12.   INDEMNIFICATION

      (a) Each of ADM and AAN, jointly and severally, agrees to indemnify and hold harmless Maxim, any person who controls Maxim within the meaning of the Act, Section 20(a) of the Exchange Act or any applicable statute, and each partner, director, officer, employee, agent and representative of Maxim and its representatives from and against any loss, damage, expense, liability or claim, or actions or proceedings in respect thereof (including, without limitation, reasonable attorneys' fees and expenses incurred in investigating, preparing or defending against any litigation commenced) which any such person may incur or which may be made or brought against any such person arising out of or based upon: (i) any breach of any of the agreements, representations or warranties of the Company contained in or contemplated by this Agreement or the Subscription Documents, including, without limitation, those arising out of or based on any alleged untrue statement of a material fact or omission to state a material fact required to be stated in either Memoranda or the Subscription Documents or necessary in order to make the statements appearing therein not misleading in the light of the circumstances in which they were made, (ii) any violation of any federal or state securities laws attributable to the Private Placement, or
(iii) any violation of law by ADM or AAN or any Affiliate thereof, or any director, officer, employee, agent or representative of any of them, related to or arising out of the Private Placement. This indemnity agreement by, and the agreements, warranties and representations of, the Company shall survive the offer, sale and delivery of the Securities and the termination of this Agreement and shall remain in full force and effect regardless of any investigation made by or on behalf of any person indemnified hereunder, and termination of this Agreement and acceptance of any payment for the Securities hereunder.

      (b) Maxim agrees to indemnify and hold harmless the Company and its affiliates, any person who controls any of them within the meaning of the Act,
Section 20(a) of the Exchange Act or any applicable statute, and each officer, director, employee, agent and representative of the Company or any of its affiliates from and against any loss, damage, expense, liability or claim or actions or proceedings in respect thereof (including, without limitation, reasonable attorneys' fees and expenses incurred in investigating, preparing or defending against any litigation commenced) which any such person may incur or which may be made or brought against any such person, but only to the extent the same arises out of or is based upon: (i) any breach of any of the agreements, representations or warranties of Maxim contained in this Agreement, or (ii) any untrue statement of a material fact in any information provided to the Company in writing by Maxim, expressly for use in and used in the Memorandum. This indemnity agreement by, and the agreements, warranties and representations of, Maxim shall survive the offer, sale and delivery of the Securities and shall remain in full force and effect regardless of any investigation made by or on behalf of any person indemnified hereunder, and termination of this Agreement and acceptance of any payment for the Securities hereunder.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 25 of 27


      (c) If any action is brought against a party (the "INDEMNIFIED PARTY") in respect of which indemnity may be sought against one or more other parties (the "INDEMNIFYING PARTY" or "INDEMNIFYING PARTIES"), the Indemnified Party shall promptly notify the Indemnifying Party or Parties in writing of the institution of such action; provided, however, the failure to give such notice shall not release the Indemnifying Party or Parties from its or their obligation to indemnify the Indemnified Party hereunder except to the extent the Indemnifying Party actually incurs damage by reason of such failure and shall not release the Indemnifying Party or Parties from any other obligations or liabilities to the Indemnified Party in any event. The Indemnifying Party or Parties may at its or their own expense elect to assume the defense of such action, including the employment of counsel reasonably acceptable to the Indemnified Party; provided, however, that no Indemnifying or Indemnified Party shall consent to the entry of any judgment or enter into any settlement by which the other party is to be bound without the prior written consent of such other party, which consent shall not be unreasonably withheld. In the event the Indemnifying Party or Parties assume a defense hereunder, the Indemnified Party shall be entitled to retain its own counsel in connection therewith and, except as provided below, shall bear the fees and expenses of any such counsel, and counsel to the Indemnified Party or Parties shall cooperate with such counsel to the Indemnifying Party in connection with such proceeding. If an Indemnified Party reasonably determines that there are or may be differing or additional defenses available to the Indemnified Party which are not available to the Indemnifying Party, or that there is or may be a conflict between the respective positions of the Indemnifying Party and of the Indemnified Party in conducting the defense of any action, then the Indemnifying Party shall bear the reasonable fees and expenses of any counsel retained by the Indemnified Party in connection with such proceeding. All references to the Indemnified Party contained in this Section 12(c) include, and extend to and protect with equal effect, any persons who may control the Indemnified Party within the meaning of the Act, Section 20(a) of the Exchange Act or any applicable statute, any successor to the Indemnified Party and each of its partners, officers, directors, employees, agents and representatives. The indemnity agreements set forth in this Section 11 shall be in addition to any other obligations or liabilities of the Indemnifying Party or Parties hereunder or at common law or otherwise. Notwithstanding anything herein to the contrary, in no event shall Maxim be obligated to indemnify any person or entity in an amount in excess of the gross consideration received by Maxim for services rendered hereunder.

      (d) If recovery is not available under the foregoing indemnification provisions of this Section 12, for any reason other than as specified therein, the party entitled to indemnification by the terms thereof shall be entitled to contribution to losses, damages, liabilities and expenses of the nature contemplated by such indemnification provisions. In determining the amount of such contribution, there shall be considered the relative benefits received by the Company on the one hand, and Maxim on the other hand from the Private Placement (which shall be deemed to be the portion of the proceeds of the Private Placement realized by each party), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, the relative culpability of the parties, the relative benefits received by the parties and any other equitable considerations appropriate under the circumstances. No party shall be liable for contribution with respect to any action or claim settled without its consent. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 11, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 12 or otherwise. For purposes of this Section 12, each person, if any, who controls a party to this Agreement within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as that party to this Placement Agreement.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 26 of 27


      (e) In any claim for indemnification for United States Federal or state securities law violations, the party seeking indemnification shall place before the court the position of: (i) the SEC and (ii) if applicable, any state securities commissioner or agency having jurisdiction with respect to the issue of indemnification for securities law violations.

13.   MISCELLANEOUS

      (a) The agreements set forth in this Agreement have been made and are made solely for the benefit of the Company, Maxim, and the respective Affiliates, heirs, personal representatives and permitted successors and assigns thereof, and except as expressly provided herein nothing expressed or mentioned herein is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any representation, warranty or agreement herein contained. The term "successors and assigns" as used herein shall not include any purchaser of any Securities merely because of such purchase.

      (b) Neither party will be liable to the other by reason of any failure in performances of this Agreement if the failure arises out of the unavailability of third party communication facilities or energy sources or acts of God, acts of governmental authority, acts of terrorism, fires, strikes, delays in transportation, riots or war, or any cause beyond the reasonable control of such party.

      (c) Any notice or other communication required or appropriate under the provisions of this Agreement shall be given in writing addressed (or sent by facsimile transmission, with confirmation of receipt) as follows: (i) if to the Company, at the address set forth above, Attention: President, Fax No.: (201) 784-6040; and (ii) if to Maxim, Maxim Group LLC, 405 Lexington Avenue, New York, NY 10174, Attention: Mr. Anthony Sarkis, Fax No.: (212) 895-3783; with a copy to Ellenoff Grossman & Schole LLP, 370 Lexington Avenue, New York, New York 10017,
Attention: Barry I. Grossman, Esq., Fax No.: (212) 370-7889, or at such other address as any party may designate to the others in accordance with this Section 13(c).

      (d) This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law provisions thereof.

--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL

[MAXIM GROUP LOGO]                                   ADM Tronics Unlimited, Inc.
                                                                    May 20, 2004
                                                                   Page 27 of 27


      (e) This Agreement constitutes the entire agreement between the parties hereto with respect to the Private Placement and supercedes any and all prior agreements, and may be amended or modified only by a duly authorized writing signed by such parties. This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be deemed an original and all of which shall constitute a single instrument.

      This Placement Agency Agreement is executed and shall be effective as of May 20, 2004.

                                        Very truly yours,

                                        MAXIM GROUP LLC

                                        By: /s/ Authorized Person's Signature
                                            ----------------------------------
                                            Name:
                                            Title:


ACCEPTED AND AGREED TO:

ADM TRONICS UNLIMITED, INC.



By: /s/ Authorized Person's Signature
    ---------------------------------
    Name:
    Title:

AA NORTHVALE MEDICAL ASSOCIATES, INC.



By: /s/ Authorized Person's Signature
    ---------------------------------
    Name:
    Title:


--------------------------------------------------------------------------------
                               Members NASD & SIPC
                    405 Lexington Ave. * New York, NY 10174
          * tel (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 *
                                www.maximgrp.com
                  New York, NY * Long Island, NY * Chicago, IL